Exhibit 99.2 Reconciliation of EBITDA from continuing operations and Adjusted EBITDA from continuing operations for the quarter ended March 31, 2012 and 2011 and for the years ended December 31, 2011, 2010 and 2009.

Three Months Ended March 31, 2012 (Dollar amounts in millions)	OSB	Siding	EWP	South America	Other	Corporate	Total
Sales	$149.0	$113.1	$48.6	$42.4	$10.0	$(1.6)	$361.5
Depreciation and amortization	8.7	4.2	2.8	2.9	0.2	0.3	19.1
Cost of sales and selling and administrative	139.4	92.1	48.6	36.4	9.9	18.2	344.6
Loss on sale or impairment of long lived assets						0.1	0.1
Other operating credits and charges, net						(0.2)	(0.2)
Total operating costs	148.1	96.3	51.4	39.3	10.1	18.4	363.6
Income (loss) from operations	0.9	16.8	(2.8)	3.1	(0.1)	(20.0)	(2.1)
Total non-operating income (expense)						(8.5)	(8.5)
Income (loss) before income taxes and equity in earnings of unconsolidated affiliates	0.9	16.8	(2.8)	3.1	(0.1)	(28.5)	(10.6)
Benefit for income taxes						(1.2)	(1.2)
Equity in loss of unconsolidated affiliates	1.2	—	—	—	0.6	—	1.8
Income (loss) from continuing operations	$(0.3)	$16.8	$(2.8)	$3.1	$(0.7)	$(27.3)	$(11.2)
Reconciliation of loss from continuing operations to adjusted income from continuing operations
Income (loss) from continuing operations	$(0.3)	$16.8	$(2.8)	$3.1	$(0.7)	$(27.3)	$(11.2)
Other operating credits and charges, net						(0.2)	(0.2)
Gain (loss) on sales of and impairments of long-lived assets						0.1	0.1
Reversal of interest expense adjustment						(1.0)	(1.0)
Less: benefit for income taxes as reported						(1.2)	(1.2)
"Normalized tax"						4.7	4.7
Adjusted operating income (loss) from continuing operations	$(0.3)	$16.8	$(2.8)	$3.1	$(0.7)	$(24.9)	$(8.8)
Reconciliation of income (loss) from continuing operations to adjusted EBITDA from continuing operations
Income (loss) from continuing operations	(0.3)	16.8	(2.8)	3.1	(0.7)	(27.3)	(11.2)
Benefit for income taxes	—	—	—	—	—	(1.2)	(1.2)
Interest expense, net of capitalized interest	—	—	—	—	—	12.6	12.6
Depreciation and amortization	8.7	4.2	2.8	2.9	0.2	0.3	19.1
EBITDA from continuing operations	8.4	21.0	—	6.0	(0.5)	(15.6)	19.3
Stock based compensation expense	0.2	0.1	0.2	—	—	2.2	2.7
Loss on sale or impairment of long lived assets						0.1	0.1
Investment income						(4.2)	(4.2)
Other operating credits and charges, net						(0.2)	(0.2)
Depreciation included in equity in loss (earnings) of unconsolidated affiliates	2.0	—	0.1	—	1.0	—	3.1
Adjusted EBITDA from continuing operations	$10.6	$21.1	$0.3	$6.0	$0.5	$(17.7)	$20.8

Three Months Ended March 31, 2011 (Dollar amounts in millions)	OSB	Siding	EWP	South America	Other	Corporate	Total
Sales	$132.1	$106.2	$48.3	$35.3	$10.5	$(0.7)	$331.7
Depreciation and amortization	9.2	4.3	4.2	2.9	0.3	0.5	21.4
Cost of sales and selling and administrative	130.2	89.2	49.4	28.8	9.6	16.6	323.8
Loss on sale or impairment of long lived assets						5.5	5.5
Other operating credits and charges, net						(0.8)	(0.8)
Total operating costs	139.4	93.5	53.6	31.7	9.9	21.8	349.9
Income (loss) from operations	(7.3)	12.7	(5.3)	3.6	0.6	(22.5)	(18.2)
Total non-operating income (expense)						(8.2)	(8.2)
Income (loss) before income taxes and equity in earnings of unconsolidated affiliates	(7.3)	12.7	(5.3)	3.6	0.6	(30.7)	(26.4)
Benefit for income taxes						(6.8)	(6.8)
Equity in loss of unconsolidated affiliates	1.8	—	0.2	—	1.3	—	3.3
Income (loss) from continuing operations	$(9.1)	$12.7	$(5.5)	$3.6	$(0.7)	$(23.9)	$(22.9)
Reconciliation of loss from continuing operations to adjusted income from continuing operations
Income (loss) from continuing operations	$(9.1)	$12.7	$(5.5)	$3.6	$(0.7)	$(23.9)	$(22.9)
Other operating credits and charges, net						(0.8)	(0.8)
Gain (loss) on sales of and impairments of long-lived assets						5.5	5.5
Less: benefit for income taxes as reported						(6.8)	(6.8)
"Normalized tax"						8.8	8.8
Adjusted operating income (loss) from continuing operations	$(9.1)	$12.7	$(5.5)	$3.6	$(0.7)	$(17.2)	$(16.2)
Reconciliation of income (loss) from continuing operations to adjusted EBITDA from continuing operations
Income (loss) from continuing operations	$(9.1)	$12.7	$(5.5)	$3.6	$(0.7)	$(23.9)	$(22.9)
Benefit for income taxes						(6.8)	(6.8)
Interest expense, net of capitalized interest						14.0	14.0
Depreciation and amortization	9.2	4.3	4.2	2.9	0.3	0.5	21.4
EBITDA from continuing operations	0.1	17.0	(1.3)	6.5	(0.4)	(16.2)	5.7
Stock based compensation expense	0.2	0.1	0.1	—	—	3.1	3.5
Gain on sale or impairment of long lived assets						5.5	5.5
Investment income						(4.0)	(4.0)
Other operating credits and charges, net						(0.8)	(0.8)
Depreciation included in equity in loss (earnings) of unconsolidated affiliates	2.0	—	0.1	—	1.2	—	3.3
Adjusted EBITDA from continuing operations	$2.3	$17.1	$(1.1)	$6.5	$0.8	$(12.4)	$13.2

Year Ended December 31, 2011 (Dollars in millions)	OSB	Siding	EWP	South America	Other	Corporate	Total
Sales	$542.0	$429.8	$203.3	$144.9	$39.4	$(2.5)	$1,356.9
Depreciation and amortization	36.3	15.5	12.6	11.6	0.8	2.1	78.9
Cost of sales and selling and administrative	554.7	372.3	206.2	121.7	38.7	61.8	1,355.4
Gain (loss) on sales of and impairments of long-lived assets						73.9	73.9
Other operating credits and charges, net						(11.2)	(11.2)
Total operating costs	591.0	387.8	218.8	133.3	39.5	126.6	1,497.0
Income (loss) from operations	(49.0)	42.0	(15.5)	11.6	(0.1)	(129.1)	(140.1)
Total non-operating expense						(44.0)	(44.0)
Income(loss) before income taxes and equity in losses of unconsolidated affiliates	(49.0)	42.0	(15.5)	11.6	(0.1)	(173.1)	(184.1)
Benefit for income taxes						(39.1)	(39.1)
Equity in loss of unconsolidated affiliates	14.5	—	—	—	12.4	—	26.9
Income (loss) from continuing operations	$(63.5)	$42.0	$(15.5)	$11.6	$(12.5)	$(134.0)	$(171.9)
Reconciliation of loss from continuing operations to EBITDA from continuing operations
Income (loss) from continuing operations	$(63.5)	$42.0	$(15.5)	$11.6	$(12.5)	$(134.0)	$(171.9)
Benefit for income taxes						(39.1)	(39.1)
Interest expense, net of capitalized interest						56.9	56.9
Depreciation and amortization	36.3	15.5	12.6	11.6	0.8	2.1	78.9
EBITDA from continuing operations	(27.2)	57.5	(2.9)	23.2	(11.7)	(114.1)	(75.2)
Stock based compensation expense	0.8	0.5	0.5	—	—	6.0	7.8
Loss on sale or impairment of long-lived assets						73.9	73.9
Other operating credits and charges, net						(11.2)	(11.2)
Other than temporary asset impairment						14.8	14.8
Investment income						(28.7)	(28.7)
Depreciation included in equity in loss in unconsolidated affiliates	8.3	—	0.5	—	4.6	—	13.4
Adjusted EBITDA from continuing operations	$(18.1)	$58.0	$(1.9)	$23.2	$(7.1)	$(59.3)	$(5.2)

Year Ended December 31, 2010 (Dollar amounts in millions)	OSB	Siding	EWP	South America	Other	Corporate	Total
Sales	$602.7	$427.8	$192.0	$124.7	$42.9	$(6.5)	$1,383.6
Depreciation and amortization	37.4	18.1	13.1	10.0	1.1	2.3	82.0
Cost of sales and selling and administrative	537.7	358.4	199.3	107.5	39.2	64.6	1,306.7
Gain (loss) on sales of and impairments of long-lived assets	—	—	—	—	—	2.4	2.4
Other operating credits and charges, net	—	—	—	—	—	0.1	0.1
Total operating costs	575.1	376.5	212.4	117.5	40.3	69.4	1,391.2
Income (loss) from operations	27.6	51.3	(20.4)	7.2	2.6	(75.9)	(7.6)
Total non-operating expense						(40.3)	(40.3)
Income (loss) before income taxes and equity in earnings of unconsolidated affiliates	27.6	51.3	(20.4)	7.2	2.6	(116.2)	(47.9)
Benefit for income taxes						(22.1)	(22.1)
Equity in loss of unconsolidated affiliates	1.8	—	0.9	—	3.7	—	6.4
Income (loss) from continuing operations	$25.8	$51.3	$(21.3)	$7.2	$(1.1)	$(94.1)	$(32.2)
Reconciliation of loss from continuing operations to EBITDA from continuing operations
Income (loss) from continuing operations	$25.8	$51.3	$(21.3)	$7.2	$(1.1)	$(94.1)	$(32.2)
Benefit for income taxes						(22.1)	(22.1)
Interest expense, net of capitalized interest						63.9	63.9
Depreciation and amortization	37.4	18.1	13.1	10.0	1.1	2.3	82.0
EBITDA from continuing operations	63.2	69.4	(8.2)	17.2	—	(50.0)	91.6
Stock based compensation expense	1.0	0.6	0.6	—	—	6.6	8.8
Loss on sale or impairment of long-lived assets						2.4	2.4
Other operating credits and charges, net						0.1	0.1
Other than temporary asset impairment						17.0	17.0
Depreciation included in equity in loss in unconsolidated affiliates	8.4	—	0.5	—	4.8	—	13.7
Investment income						(38.4)	(38.4)
Adjusted EBITDA from continuing operations	$72.6	$70.0	$(7.1)	$17.2	$4.8	$(62.3)	$95.2

Year Ended December 31, 2009 (Dollar amounts in millions)	OSB	Siding	EWP	South America	Other	Corporate	Total
Sales	$408.8	$379.4	$157.7	$79.1	$37.9	$(1.9)	$1,061.0
Depreciation and amortization	35.2	18.5	12.2	9.4	1.3	3.4	80.0
Cost of sales and selling and administrative	430.6	331.6	177.7	69.3	34.8	71.2	1,115.2
Gain (loss) on sales of and impairments of long-lived assets	—	—	—	—	—	(2.5)	(2.5)
Other operating credits and charges, net	—	—	—	—	—	1.6	1.6
Total operating costs	465.8	350.1	189.9	78.7	36.1	73.7	1,194.3
Income (loss) from operations	(57.0)	29.3	(32.2)	0.4	1.8	(75.6)	(133.3)
Non-operating income (expense)						(36.2)	(36.2)
Income (loss) before income taxes and equity in earnings of unconsolidated affiliates	$(57.0)	$29.3	$(32.2)	$0.4	$1.8	$(111.8)	$(169.5)
Benefit for income taxes						(63.4)	(63.4)
Equity in loss of unconsolidated affiliates	8.1	—	0.9	—	1.4	—	10.4
Income (loss) from continuing operations	$(65.1)	$29.3	$(33.1)	$0.4	$0.4	$(48.4)	$(116.5)
Reconciliation of loss from continuing operations to EBITDA from continuing operations
Income (loss) from continuing operations	$(65.1)	$29.3	$(33.1)	$0.4	$0.4	$(48.4)	$(116.5)
Benefit for income taxes	—	—	—	—	—	(63.4)	(63.4)
Interest expense, net of capitalized interest	—	—	—	—	—	74.6	74.6
Depreciation and amortization	35.2	18.5	12.2	9.4	1.3	3.4	80.0
EBITDA from continuing operations	(29.9)	47.8	(20.9)	9.8	1.7	(33.8)	(25.3)
Stock based compensation expense	0.7	0.6	0.5	—	—	5.6	7.4
Gain on sale or impairment of long-lived assets						(2.5)	(2.5)
Other operating credits and charges, net						1.6	1.6
Other than temporary asset impairment						$2.0	$2.0
Depreciation included in equity in loss in unconsolidated affiliates	$5.8	—	$0.5	—	$6.0	—	$12.3
Investment income						(47.7)	(47.7)
Early debt extinguishment						20.7	20.7
Adjusted EBITDA from continuing operations	$(23.4)	$48.4	$(19.9)	$9.8	$7.7	$(54.1)	$(31.5)